May 29, 2008

Welcome Shareholders

Annual Meeting of Shareholders

Forward-Looking Statements

              Statements made today during this annual meeting of
shareholders and in the following presentation
contain forward-looking information, including our
discussions concerning our strategic options and the
pending sale of the Citrus Bank branches.  Actual
results could differ materially from those indicated by
such statements.  For information about factors that
could affect results, including the Risk Factors set
forth in our Annual Report on Form 10-K for the year
ended December 31, 2007, refer that Annual Report
and the discussions provided therein under captions
“Forward-Looking Statements” and “Risk Factors,”
as well as discussions in other periodic reports we file
with the SEC.

Meeting Called to Order

Stanley J. Calderon, Chairman

Board of Directors

Management

Guests

Introductions

Election of Directors

Class I:

Serve Until 2009

Norman E. Baker

W. Scott Blake

Donald M. Trilling

Class II:

  Serve Until 2010

John P. Hickey, Jr.

Charles E. Baker

Howard E. Zimmerman

Class III:

Serve Until 2011

Stanely J. Calderon

Steven C. Hillard

Gary L. Longman

Presentation to Shareholders

Stanley J. Calderon, Chairman

Financial Performance

Edwin J. Depenbrok, Chief Financial Officer

CIB MARINE BANCSHARES, INC.

2007 Consolidated Financial Highlights

(dollars in millions)

2007

2006

Diluted earnings (loss) per share from continuing operations

(0.83)

$

(0.54)

$

Discontinued operations

0.08

0.03

Net loss

(0.75)

$

(0.51)

$

Net Interest Income

22,627

$

23,267

$

Provision

6,413

(4,384)

Noninterest Income

3,050

4,542

Noninterest Expense

34,472

42,131

  Loss from continuing operations before income taxes

(15,208)

(9,938)

Income tax expense (benefit)

3

(99)

  Loss from continuing operations

(15,211)

(9,839)

  Net income (loss) from discontinued operations

1,440

561

Net loss

(13,771)

$

(9,278)

$

Total assets

1,005,787

$

997,584

$

Loans

595,259

$

522,624

$

Deposits

745,590

$

739,784

$

Equity

60,306

$

71,613

$

* Excludes Companies Held for Disposal.

CIB MARINE BANCSHARES, INC.

2007 Consolidated Financial Highlights

2007

2006

Key Ratios and Other Data:

Net interest margin

2.40%

2.29%

Noninterest income to average assets

0.33%

0.47%

Efficiency Ratio

132.37%

148.38%

Loss on average assets

-1.41%

-0.88%

Loss on average equity

-20.11%

-12.78%

Non performing loans

3.18%

4.24%

Allowance for loan losses to total loans

3.47%

4.00%

Total equity to total assets

6.00%

7.18%

Total risk-based capital ratio

17.26%

20.95%

Tier 1 risk-based capital ratio

10.62%

14.32%

Leverage capital ratio

7.92%

9.51%

Number of employees

258

301

Number of branches

25

30

CIB MARINE BANCSHARES, INC.

1st Quarter 2008 Unaudited Financial Highlights

(dollars in millions)

2008

2007

Diluted earnings (loss) per share from continuing operations

(0.15)

$

(0.12)

$

Discontinued operations

-

0.02

Net loss

(0.15)

$

(0.10)

$

Net Interest Income

6,021

$

5,552

$

Provision

808

694

Noninterest Income

433

1,795

Noninterest Expense

8,357

8,879

  Loss from continuing operations before income taxes

(2,711)

(2,226)

Income tax expense (benefit)

44

3

  Loss from continuing operations

(2,755)

(2,229)

  Net income (loss) from discontinued operations

1

350

Net loss

(2,754)

$

(1,879)

$

Total assets

1,029,751

$

990,657

$

Loans

*

558,008

$

594,879

$

Deposits

*

650,459

$

751,831

$

Equity

58,785

$

69,792

$

* Excludes Citrus Held for Sale and Companies Held for Disposal.

CIB MARINE BANCSHARES, INC.

1st Quarter 2008 Unaudited Financial Highlights

2008

2007

Key Ratios and Other Data:

Net interest margin

2.44%

2.34%

Noninterest income to average assets

17.00%

0.74%

Efficiency Ratio

129.49%

120.85%

Loss on average assets

-1.10%

-0.92%

Loss on average equity

-17.56%

-12.68%

Non performing loans

3.33%

3.72%

Allowance for loan losses to total loans

3.63%

3.68%

Total equity to total assets

5.98%

7.07%

Total risk-based capital ratio

16.54%

19.07%

Tier 1 risk-based capital ratio

9.96%

12.80%

Leverage capital ratio

7.19%

9.50%

Number of employees

251

292

Number of branches

25

29

Key Business Strategies

John P. Hickey, Jr., President and CEO

Sell deposits, branches, and most loans to 1 st
United, local Florida banking company

Premium (cash premium, stock in purchaser, and
earnout);

Merge remaining Citrus Bank (retained loans,
liabilities, and capital) into CIB Marine

Use cash, as loans are collected, to pay interest on
Trust Preferred Securities (subject to FRB
approval)

Sale of Citrus Bank

Impact of Trust Preferred Securities

As of March 31, 2008, $61.9 million in principal
and $32.5 million in accrued and unpaid interest

Deferral period expires February 2009

$8.5 million in 2007 expense

Over $700,000/month interest expense

Over $500,000/month interest expense after
brought current

Key Operating Issues

Grow revenue in the Banks

Increase customer deposits/loans

Low level of noninterest income compared to
peers

Demand deposits

Fee income sources

Economic environment – credit quality issues

Branch network

Key Operating Issues

High level of operating expenses

Challenge of matching expenses to a much smaller
company

Parent vs. bank activities

1st Quarter, 2008 Efficiency Ratio: 122.73%! –
revenue AND expenses

Key Operating Issues

Short time horizon (TruPS)

Continuing operating losses

Weakening capital position at the holding
company

Challenging economic and industry
environment in 2008 and beyond

Operating Challenges

Raise cash to bring TruPS interest current
before default

Raise private equity or debt

Merge with another banking organization

Sale of assets to meet cash needs

Strategic Options

Credit markets and general economic
environment

Regulatory concerns about capital levels and
general conservatism in current banking
environment

Current merger and acquisition environment

Uncertainty about litigation

Plan Execution Challenges

Gather cash to try to pay TruPS current by
August 2008 or February 2009

Focus on banking customers to preserve the
franchise and continue to develop new
commercial banking relationships

Continue to focus on credit quality

Continue to identify opportunities to reduce
expenses

Pursue other strategic options to provide the
best available solution for the shareholders

Current Priorities

Questions and Comments

Please pass your Questions and
Comments index card to the aisle to be
collected.

We will now take a fifteen minute break.

Intermission

Shareholder’s
 Questions & Comments

Thank You